Exhibit 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Credence Systems Corporation (the “Company”), on Form 10-Q for the quarterly period ended July 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, John R. Detwiler, Senior Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JOHN R. DETWILER
John R. Detwiler Senior Vice President, Chief Financial Officer and Secretary

September 13, 2002

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